UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   June 30, 2005
                                                        ------------------------

                             WESTPOINT STEVENS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-15381                                36-3498354
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         (Commission File Number)             (IRS Employer Identification No.)

        507 West Tenth Street
         West Point, Georgia                             31833
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (706) 645-4000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

       As previously disclosed, WestPoint Stevens Inc. and certain of its subsidiaries (collectively, the "Company") entered into an asset purchase agreement (the "Asset Purchase Agreement") with certain affiliates of American Real Estate Holding Limited Partnership (collectively, the "Purchaser") for the sale to Purchaser of substantially all of the Company's assets (collectively, the "Assets"). On June 30, 2005, the Company issued a press release announcing that the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") had approved the Asset Purchase Agreement and the sale of the Assets contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, copies of the exhibits to the Asset Purchase Agreement are attached hereto as
Exhibit 10.1. A copy of the Asset Purchase Agreement was previously filed as an exhibit to the Company's Form 8-K dated June 29, 2005.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

        10.1              Exhibits to Asset Purchase Agreement
        99.1              Press Release, dated June 30, 2005

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WESTPOINT STEVENS INC.


                                      By: /s/ Christopher N. Zodrow
                                          --------------------------------------
                                          Name: Christopher N. Zodrow, Esq.
                                          Title: Vice President and Secretary




Date: July 1, 2005




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
                                  EXHIBIT INDEX


        Exhibit No.                  Description
        -----------                  -----------

        10.1              Exhibits to Asset Purchase Agreement

        99.1              Press Release, dated June 30, 2005










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